Exhibit 99.10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholder and the Board of Directors of

Presidio PubCo Inc.:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheet of Presidio PubCo Inc. (the “Company”) as of December 31, 2025, and the related consolidated statements of operations, changes in stockholder’s deficit, and cash flows for the period from July 30, 2025 (inception) through December 31, 2025, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025, and the results of its operations and its cash flows for the period from July 30, 2025 (inception) through December 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, if the Parent is unable to raise additional funds to alleviate liquidity needs and complete a business combination by August 8, 2026, then the Company will cease all operations except for the purpose of liquidating. The liquidity condition and date for mandatory liquidation and subsequent dissolution raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ WithumSmith+Brown, PC

We have served as the Company’s auditor since 2025.

New York, New York

March 6, 2026

PRESIDIO PUBCO INC.

CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2025

ASSETS
Total Current Assets	$—
TOTAL ASSETS	$—

LIABILITIES AND STOCKHOLDER’S DEFICIT
Accounts payable and accrued expenses	$29,136
Securities purchase agreement liability	636,000
Subscription agreement liability	141,300
TOTAL LIABILITIES	806,436

Commitments and Contingencies

STOCKHOLDER’S DEFICIT
Common stock, $0.01 par value; 100 shares authorized, issued and outstanding	1
Additional paid-in capital	46,899
Stock subscription receivable	(100)
Accumulated deficit	(853,236)
Total Stockholder’s Deficit	(806,436)
TOTAL LIABILITIES AND STOCKHOLDER’S DEFICIT	$—

The accompanying notes are an integral part of these consolidated financial statements.

PRESIDIO PUBCO INC.

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE PERIOD FROM JULY 30, 2025 (INCEPTION) THROUGH DECEMBER 31, 2025

Operating expenses	$75,936
Loss from operations	(75,936)

Other expenses
Change in fair value of Subscription agreement liability	49,700
Change in fair value of Securities purchase agreement liability	(636,000)
Subscription agreement expense	(191,000)
Total other expenses	(777,300)

Net loss	$(853,236)

Weighted average shares of common stock outstanding, basic and diluted	100
Basic and diluted net loss per share of common stock	$(8,532)

The accompanying notes are an integral part of these consolidated financial statements.

PRESIDIO PUBCO INC.

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER’S DEFICIT

FOR THE PERIOD FROM JULY 30, 2025 (INCEPTION) THROUGH DECEMBER 31, 2025

	Common Stock		Additional Paid-in	Stock Subscription	Accumulated	Total Stockholder’s
	Shares	Amount	Capital	Receivable	Deficit	Deficit
Balance – July 30, 2025 (inception)	—	$—	$—	$—	$—	$—
Issuance of common stock	100	1	99	(100)	—	—
Capital contribution from Parent	—	—	46,800	—	—	46,800
Net loss	—	—	—	—	(853,236)	(853,236)
Balance – December 31, 2025	100	$1	$46,899	$(100)	$(853,236)	$(806,436)

The accompanying notes are an integral part of these consolidated financial statements.

PRESIDIO PUBCO INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM JULY 30, 2025 (INCEPTION) THROUGH DECEMBER 31, 2025

Cash Flows from Operating Activities:
Net loss	$(853,236)
Adjustments to reconcile net loss to net cash used in operations:
Change in fair value of Subscription agreement liability	(49,700)
Change in fair value of Securities purchase agreement liability	636,000
Subscription agreement expense	191,000
Changes in operating assets and liabilities:
Accounts payable and accrued expenses	29,136
Net cash used in operating activities	(46,800)

Cash Flows from Financing Activities:
Parent paid expenses on behalf of the Company recorded as capital contribution	46,800
Cash provided by financing activities	46,800

Net Change in Cash	—
Cash – Beginning of period	—
Cash – End of period	$—

Non-Cash Financing Activity
Common stock issued in exchange for a stock subscription receivable	$100
Capital contribution from Parent	$46,800

The accompanying notes are an integral part of these consolidated financial statements.

PRESIDIO PUBCO INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM JULY 30, 2025 (INCEPTION) THROUGH DECEMBER 31, 2025

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Presidio PubCo Inc. (the “Company”, f/k/a Prometheus PubCo Inc.) was incorporated in Delaware on July 30, 2025 and is a wholly owned subsidiary of EQV Ventures Acquisition Corporation (“EQV” or “Parent”). The Company was formed for the purpose of merging with EQV prior to the transactions contemplated in the Business Combination Agreement, as defined below, to facilitate the consummation of the Proposed Business Combination (as defined below). The Company has one wholly owned subsidiary, Prometheus PubCo Merger Sub Inc., which was incorporated in Delaware.

Business Combination Agreement

On August 5, 2025, the Company entered into a business combination agreement (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), by and among the Company, a direct, wholly-owned subsidiary of EQV, EQV, Prometheus PubCo Merger Sub Inc., a Delaware corporation and a direct, wholly-owned subsidiary of the Company (“EQV Merger Sub”), Prometheus Holdings LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of EQV (“EQV Holdings”), Prometheus Merger Sub LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of EQV Holdings (“Presidio Merger Sub”) and Presidio Investment Holdings LLC, a Delaware limited liability company (“PIH”). The transactions contemplated by the Business Combination Agreement are referred to as the “Proposed Business Combination.”

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, in connection with the Proposed Business Combination, the Company, EQV, Sponsor, EQV Holdings, PIH and certain members of EQV’s board of directors and/or management (the “Insiders”) entered into a letter agreement (the “Sponsor Letter Agreement”), pursuant to which (a) each of Sponsor and the Insiders agreed to vote in favor of the Business Combination Agreement and the Proposed Business Combination, (b) each of Sponsor and the Insiders agreed to be bound by certain restrictions on transfer with respect to its equity interests in EQV prior to the closing of the Proposed Business Combination, (c) each of Sponsor and the Insiders agreed to be bound by certain lock-up provisions during the lock-up periods described therein with respect to its equity interests in EQV, (d) Sponsor agreed to subject certain of its Class B ordinary shares, par value $0.001 per share, of EQV (the “founder shares”) to vesting (or forfeiture) on the basis of achieving certain trading price thresholds during the first five years following the closing of the Proposed Business Combination pursuant to an earnout program, (e) Sponsor agreed to subject certain of its founder shares to time vesting during the first three years following the closing of the Proposed Business Combination pursuant to a dividend reinvestment program, which will fall away on the basis of achieving certain trading price thresholds during the first three years following the closing of the Proposed Business Combination and (f) Sponsor and the Insiders agreed to waive any adjustment to the conversion ratio set forth in the respective governing documents of any of the Company, EQV, EQV Merger Sub, EQV Holdings, and Presidio Merger Sub or any other anti-dilution or similar protection with respect to any equity interests in EQV.

Subscription Agreements

Concurrently with the execution of the Business Combination Agreement, in connection with financing efforts related to the Proposed Business Combination, EQV and the Company entered into subscription agreements with certain investors (the “PIPE Investors”) (and may enter into, before the closing of the Proposed Business Combination, additional agreements with additional PIPE Investors on the same forms, as applicable) pursuant to which, among other things, the PIPE Investors have agreed to subscribe for and purchase, and EQV and the Company have agreed to issue and sell to the PIPE Investors, an aggregate of 8,750,000 shares of Class A common stock, par value $0.0001 per share, of the Company (“Presidio Class A Common Stock”) following EQV’s domestication for a purchase price of $10.00 per share, on the terms and subject to the conditions set forth therein (the “PIPE Financing”).

Securities Purchase Agreement

Concurrently with the execution of the Business Combination Agreement, in connection with the Proposed Business Combination, EQV, the Company and PIH entered into a Series A Preferred Securities Purchase Agreement (“Securities Purchase Agreement”) with certain investors (the “Preferred Investors”), pursuant to which and subject to the satisfaction of the closing conditions contained therein, immediately prior to or substantially concurrently with the closing of the Proposed Business Combination, the Preferred Investors will purchase in a private placement from the Company an aggregate of 125,000 Series A Perpetual Preferred Shares with a stated value of $1,000 per Preferred Share (the “Series A Perpetual Preferred Shares”) and warrants to purchase 937,500 shares of Presidio Class A Common Stock with an exercise price of $0.01 per warrant for an aggregate cash purchase price of $123,750,000 (net of all applicable original issue discounts). The Series A Perpetual Preferred Shares will have the rights, preferences, and privileges set forth in the Company’s Certificate of Designation of Preferences, Rights and Limitations of Series A Perpetual Preferred Stock and certain holders of the Series A Perpetual Preferred Shares will have certain rights pursuant to the Preferred Stockholders’ Agreement.

Sponsor Share Transfer and Contribution Agreement

Concurrently with the execution of the Business Combination Agreement, in connection with the Proposed Business Combination and the PIPE Financing, EQV, the Company, Sponsor, certain Rollover Members (as defined below) and certain PIPE Investors party thereto entered into Securities Contribution and Transfer Agreements (the “Sponsor Share Transfer and Contribution Agreements”) in order to reflect the intended ownership interests of the shareholders of the Company following the Proposed Business Combination. Pursuant to and subject to the terms and conditions of the Sponsor Share Transfer and Contribution Agreement, Sponsor agreed (i) to contribute up to 565,117 shares of its founder shares as a contribution to capital at closing of the Proposed Business Combination and, in exchange, the Company agreed to issue up to 565,117 shares of Presidio Class A Common Stock to the Rollover Members party thereto; and (ii) to contribute 565,117 shares of its founder shares as a contribution to capital at closing of the Proposed Business Combination and, in exchange, the Company agreed to issue 565,117 shares of Presidio Class A Common Stock to certain PIPE Investors.

Agreement and Plan of Merger

In connection with the Proposed Business Combination, EQV and PIH negotiated the acquisition of all of the issued and outstanding equity interests of EQV Resources LLC, a Delaware limited liability company (“EQV Resources”) via merger (the “EQV Resources Acquisition”) and, concurrently with the execution of the Business Combination Agreement, EQV, the Company, EQVR Merger Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company, EQV Resources Intermediate LLC, a Delaware limited liability company, EQV Resources and PIH entered into an agreement and plan of merger (the “EQV Resources Merger Agreement”), pursuant to which the Company will effect the EQV Resources Acquisition on the terms and subject to the conditions set forth in the EQV Resources Merger Agreement and in accordance with applicable law.

Rollover Agreement

Concurrently with the execution of the Business Combination Agreement, and in connection with the Proposed Business Combination, EQV, EQV Holdings, PIH, certain existing investors and certain unitholders of PIH (“PIH Unitholders”) entered into certain rollover agreements (each, a “Rollover Agreement”, and collectively, the “Rollover Agreements”, and, such PIH Unitholders, the “Rollover Members”), pursuant to which the units held by such Rollover Members will, in accordance with the terms of the Business Combination Agreement and the Rollover Agreement, convert into the right to receive a number of units of EQV Holdings and the right to purchase Class B units of the Company at par value.

Liquidity and Going Concern

For the period from July 30, 2025 (inception) through December 31, 2025, the Company reported net loss of $853,236. As of December 31, 2025, the Company had no cash and working capital deficit of $806,436.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. If the Business Combination is not consummated by August 8, 2026 (if extended by the full amount of time) (the “Combination Period”), then the Company will cease all operations except for the purpose of liquidating. The liquidity condition and potential dissolution if the Business Combination is not consummated by the Combination Period raise substantial doubt about the Company’s ability to continue as a going concern.

As a result of the above, in connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s (“FASB”) Accounting Standards Codification (“ASC”) Subtopic 205-40, “Presentation of Financial Statements – Going Concern,” management has determined that the Company’s liquidity condition and potential dissolution if the Business Combination is not consummated by the Combination Period raises substantial doubt about the Company’s ability to continue as a going concern through twelve months from the date these consolidated financial statements are available to be issued. These consolidated financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the accounting and disclosure rules and regulations of the Securities and Exchange Commission (the “SEC”).

Principles of Consolidation

The Company has one wholly owned subsidiary, Prometheus PubCo Merger Sub Inc., which was incorporated in Delaware.

The accompanying consolidated financial statements include the accounts of the Company and Prometheus PubCo Merger Sub Inc.. All significant intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the consolidated financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity date of three months or less when purchased to be cash equivalents. The Company did not have any cash or cash equivalents as of December 31, 2025.

Net Loss Per Share

Net loss per share is computed by dividing net loss by the weighted average number of shares outstanding for the period. For purposes of calculating diluted loss per share, the denominator includes both the weighted average number of shares outstanding during the period and the number of common share equivalents if the inclusion of such common share equivalents is dilutive.

Subscription Agreements

On August 5, 2025, the Company entered into subscription agreements (the “Subscription Agreements”) with certain accredited investors (the “PIPE Investors”) in connection with the proposed Business Combination with Presidio Investment Holdings LLC. Pursuant to the Subscription Agreements, the PIPE Investors agreed to purchase an aggregate of 8,750,000 shares of Presidio PubCo Inc. at a purchase price of $10.00 per share, for total gross proceeds of approximately $87.5 million, to be funded concurrently with the closing of the Business Combination.

The Subscription Agreements are contingent upon the consummation of the Business Combination and the Company’s domestication to the State of Delaware. If the closing of the Business Combination does not occur within ten (10) business days following the specified closing date, the subscription funds are required to be refunded to the investors.

In accordance with ASC 815-40, the Company evaluated the Subscription Agreements and determined that they represent freestanding financial instruments that are not indexed to the Company’s own stock under the “fixed-for-fixed” criterion. Accordingly, the Subscription Agreements do not meet the requirements for equity classification and are recorded as financial liabilities on the accompanying consolidated balance sheet.

At initial recognition, the Subscription Agreement Liability was measured at its fair value in accordance with ASC 820, “Fair Value Measurement,” with changes in fair value recognized in earnings each reporting period until settlement.

As of December 31, 2025, the liability is classified as a current liability, as the underlying Business Combination and related funding are expected to occur within twelve months. Upon issuance of the agreement, the Company recognized an expense of $191,000. During the period, the Company recorded a change in fair value of $49,700, resulting in a fair value of the Subscription Agreement Liability of $141,300 as of December 31, 2025.

Securities Purchase Agreement

Concurrently with the execution of the Business Combination Agreement, in connection with the Proposed Business Combination, EQV, the Company and PIH entered into a Series A Preferred Securities Purchase Agreement (“Securities Purchase Agreement”) with certain investors (the “Preferred Investors”), pursuant to which and subject to the satisfaction of the closing conditions contained therein, immediately prior to or substantially concurrently with the closing of the Proposed Business Combination, the Preferred Investors will purchase in a private placement from the Company an aggregate of 125,000 Series A Perpetual Preferred Shares with a stated value of $1,000 per Preferred Share (the “Series A Perpetual Preferred Shares”) and warrants to purchase 937,500 shares of Presidio Class A Common Stock with an exercise price of $0.01 per warrant for an aggregate cash purchase price of $123,750,000 (net of all applicable original issue discounts). The Series A Perpetual Preferred Shares will have the rights, preferences, and privileges set forth in the Company’s Certificate of Designation of Preferences, Rights and Limitations of Series A Perpetual Preferred Stock and certain holders of the Series A Perpetual Preferred Shares will have certain rights pursuant to the Preferred Stockholders’ Agreement.

Upon execution, the Securities Purchase Agreement was recognized as a liability in accordance with ASC 480, as the arrangement embodies an obligation to repurchase equity shares for cash upon the occurrence of events outside the Company’s control. The liability was initially measured at fair value.

As of September 30, 2025, the Company determined that the net fair value of the instrument at issuance and as of September 30, 2025 was $0. Based on a third-party valuation report, the fair value of the instrument in its entirety was estimated at $117,562,500, comprised of $109,606,000 attributable to the preferred stock to be issued and $7,956,500 attributable to the associated warrants. The estimated fair value of the proceeds to be received, determined using applicable inputs and probability-weighted assumptions, was also $117,562,500. Accordingly, as the fair value of the instrument equaled the fair value of the proceeds, no liability or related expense was recognized at inception.

For the period from September 30, 2025 through December 31, 2025, the third-party valuation concluded that the fair value of the instrument increased due to changes in market conditions and other valuation inputs, while the fair value of the proceeds to be received remained unchanged. As a result, the Company recognized expense of $636,000 for the period from July 30, 2025 (inception) through December 31, 2025 and recorded a corresponding liability in the same amount.

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s consolidated financial statements.

NOTE 3. STOCKHOLDER’S DEFICIT

Common Stock

The Company is authorized to issue 100 shares of Presidio Class A Common Stock with a par value of $0.01 per share. As of December 31, 2025, the Company had issued all 100 shares of Presidio Class A Common Stock to EQV Ventures Acquisition Corp. and are outstanding. Each share of Presidio Class A Common Stock entitles the holder to one vote.

As of December 31, 2025, the $100 aggregate purchase price related to the issuance of Presidio Class A Common Stock remained unpaid and is reflected within the accompanying consolidated balance sheet as a stock subscription receivable.

NOTE 4. RELATED PARTY TRANSACTIONS

All outstanding shares of the Company’s Presidio Class A Common Stock are held by EQV Ventures Acquisition Corp., and the corresponding $100 subscription receivable remained outstanding as of December 31, 2025.

During the period from July 30, 2025 (inception) through December 31, 2025, the Parent paid operating expenses on behalf of the Company totaling $46,800. These amounts were treated as capital contributions and recorded within additional paid-in capital. No repayment is expected.

NOTE 5. FAIR VALUE MEASUREMENTS

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:	Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:	Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s liabilities that are measured at fair value on a recurring basis at December 31, 2025:

	Level	Fair Value
December 31, 2025
Subscription Agreement liability	3	$141,300
Securities purchase agreement liability	3	$636,000

The Subscription agreement liability was accounted for as a liability in accordance with ASC 815-40 and is presented within current liabilities on the consolidated balance sheet as of December 31, 2025. The Subscription agreement liability is measured at fair value at inception and on a recurring basis, with changes in fair value presented as change in fair value of the subscription agreement liability in the consolidated statement of operations.

The fair value of the Subscription Agreement liability was determined using an income approach, specifically the discounted cash flow method, applied both with and without closing conditions. The market data sources are S&P Capital IQ yield curves and FRED – ICE BofA Corporate Index effective yields and spreads. Because the valuation relies on unobservable inputs (credit spread assumptions and internal estimates), the Subscription Agreement liability should be classified as a Level 3 fair value measurement under ASC 820.

Key inputs and assumptions that have been used for the Subscription Agreement liability evaluation:

	September 30, 2025	December 31, 2025
Commitment date	December 29, 2025	February 22, 2026
Closing date	January 2, 2026	March 7, 2026
Investment amount	$87,500,000	$87,500,000
Risk-free rate	4.02% - 4.27%	3.67% – 3.92%
Credit spread / discount-rate assumptions	BBB (4.44%) – CCC (11.78%)	BBB (5.04%) - CCC (12.49%)
Discount period	0.29 years	0.18 years

Subscription Agreement Liability
Fair value as of August 4, 2025	$-
Subscription Agreement expense	191,000
Fair value as of September 30, 2025	191,000
Change in fair value	(49,700)
Fair value as of December 31, 2025	$141,300

The fair value of the Series A preferred securities issued pursuant to the Securities Purchase Agreement was estimated using a market capitalization approach based on EQV’s observed and simulated stock prices and the expected post-transaction capital structure. The valuation considered the allocation of proceeds between the preferred shares and the related warrants and incorporated key assumptions including expected stock price scenarios, probability of successful closing of the transaction, and an appropriate discount rate. Significant judgment was required in determining these assumptions, the Securities Purchase Agreement liability should be classified as a Level 3 fair value measurement under ASC 820.

Key inputs and assumptions that have been used for the Securities Purchase Agreement liability evaluation:

December 31, 2025
Stock price	$10.49
Volatility	50%
Probability of closing	95%
Discount rate	5.6%
Discount period	0.17 years

Securities Purchase Agreement Liability
Fair value as of August 4, 2025	$-
Securities Purchase Agreement expense	-
Fair value as of September 30, 2025	-
Change in fair value	636,000
Fair value as of December 31, 2025	$636,000

NOTE 6. COMMITMENTS AND CONTINGENCIES

Subscription Agreement Liability

Concurrently with the execution of the Business Combination Agreement, in connection with financing efforts related to the proposed Business Combination, the Company and Presidio Production entered into subscription agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”) (and may enter into, before the closing of the proposed Business Combination, additional agreements with additional PIPE Investors on the same forms, as applicable) pursuant to which, among other things, the PIPE Investors have agreed to subscribe for and purchase, and the Company and Presidio Production have agreed to issue and sell to the PIPE Investors an aggregate of 8,750,000 shares of Class A common stock, par value $0.0001 per share, of Presidio Production (“Presidio Class A Common Stock”) following the Company’s domestication for a purchase price of $10.00 per share, on the terms and subject to the conditions set forth therein, for total gross proceeds of approximately $87.5 million, to be funded concurrently with the closing of the Business Combination.

The Subscription Agreements are contingent upon the consummation of the Business Combination and the Company’s domestication to the State of Delaware. If the closing of the Business Combination does not occur within ten (10) business days following the specified closing date, the subscription funds are required to be refunded to the PIPE Investors.

Securities Purchase Agreement

Concurrently with the execution of the Business Combination Agreement, in connection with the Proposed Business Combination, EQV, the Company and PIH entered into a Series A Preferred Securities Purchase Agreement (“Securities Purchase Agreement”) with certain investors (the “Preferred Investors”), pursuant to which and subject to the satisfaction of the closing conditions contained therein, immediately prior to or substantially concurrently with the closing of the Proposed Business Combination, the Preferred Investors will purchase in a private placement from the Company an aggregate of 125,000 Series A Perpetual Preferred Shares with a stated value of $1,000 per Preferred Share (the “Series A Perpetual Preferred Shares”) and warrants to purchase 937,500 shares of Presidio Class A Common Stock with an exercise price of $0.01 per warrant for an aggregate cash purchase price of $123,750,000 (net of all applicable original issue discounts). The Series A Perpetual Preferred Shares will have the rights, preferences, and privileges set forth in the Company’s Certificate of Designation of Preferences, Rights and Limitations of Series A Perpetual Preferred Stock and certain holders of the Series A Perpetual Preferred Shares will have certain rights pursuant to the Preferred Stockholders’ Agreement.

NOTE 7. SEGMENT INFORMATION

ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statement information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise that engage in business activities from which it may recognize revenues and incur expenses, and for which separate financial information is available that is regularly evaluated by the chief operating decision maker (the “CODM”), or group, in deciding how to allocate resources and assess performance.

The CODM has been identified as the Chief Executive Officer, who reviews the assets, operating results, and financial metrics for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that there is only one reportable segment.

The CODM assesses performance for the single segment and decides how to allocate resources based on net income or loss that also is reported on the consolidated statement of operations as net income or loss. The measure of segment assets is reported on the consolidated balance sheet as total assets. When evaluating the Company’s performance and making key decisions regarding resource allocation, the CODM reviews the below key metric included in net income or loss:

For the Period from July 30, 2025 (Inception) through December 31, 2025
Operating expenses	$75,936

Operating expenses are reviewed and monitored by the CODM to manage and forecast cash to ensure enough capital is available to complete a business combination or similar transaction within the business combination period. The CODM also reviews operating expenses to manage, maintain and enforce all contractual agreements to ensure costs are aligned with all agreements and budget. Operating expenses, as reported on the consolidated statement of operations, are the significant segment expenses provided to the CODM on a regular basis.

NOTE 8. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the consolidated balance sheet date up to the date that the consolidated financial statements were issued. Based on this review, the Company did not identify any subsequent events, except those stated below, requiring adjustment to or disclosure in the accompanying consolidated financial statements.

Securities Purchase Agreement – Series B Preferred

On February 23, 2026, the Company, EQV and Presidio Investment Holdings LLC entered into a Securities Purchase Agreement with an institutional investor pursuant to which the Company agreed to issue and sell Series B Perpetual Participating Convertible Preferred Stock with a stated value of $1,000 per share in a private placement transaction. The total commitment under the Securities Purchase Agreement was $25,000,000. The closing of the Preferred Stock financing was conditioned upon and occurred substantially concurrently with the consummation of the Business Combination and Domestication.

Closing of the Business Combination

On March 4, 2026, the Business Combination was consummated. Upon closing, EQV completed its domestication as a Delaware corporation and changed its name to Presidio MidCo Inc. Immediately following the consummation of the Business Combination, Presidio changed its name to Presidio Production Company, and the Company and EQV ceased to be a special purpose acquisition company.